UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2003

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-100750	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE.

On March 25, 2003, Rotech Healthcare Inc. (the “Company”) announced its financial results for the quarter and nine-month period ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1. The press release is being furnished, not filed, as an exhibit to this Form 8-K. In addition to being furnished under Item 9 of Form 8-K, the Company intends that this information be furnished under Item 12 to Form 8-K. However, because Item 12 filings under the EDGAR system are not currently available, this information is being furnished pursuant to Item 9 of Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1	Press release dated March 25, 2003 relating to the Company’s financial results for the quarter and nine-month period ended December 31, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: March 25, 2003	By:	/S/ PHILIP L. CARTER
Philip L. Carter
President and Chief Executive Officer

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Index to Exhibits

Exhibit Number	Description
99.1	Press Release dated March 25, 2003 relating to the Company’s financial results for the quarter and nine month period ended December 31, 2002.

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